EXHIBIT 16

Lord Abbett Tax-Free Income Fund, Inc.
         (National Series)
Post Effective Amendment No. 24 on Form N-1A


Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions:

                             PERIOD ENDING SEPTEMBER 30, 1995

                                   P(1+T)N = ERV, where

1 YEAR                              5 YEARS                   10 YEARS*
------            ----------------------------------------------------

$1,047                              $1,415                    $2,338

P = 1,000                           P = 1,000                 P = 1,000

N = 1                               N = 5                     N = 10

ERV =  1,047                        ERV =  1,415              ERV = 2,338


                             T = Average annual total return

1,000 (1+T) = 1,092        1,000 (1+T)5 = 1,415       1,000 (1+T)10  = 2,338

(1+T)    =   1,047         (1+T)5       = 1,415       (1+T)10       = 2,338
           --------                       -----                       -----
            1,000                         1,000                       1,000


1+T      =   1,047         1+T          = [1,415].20       1+T      =  [2,338].1
           -------                         ------                      ------
            1,000                          [1,000]                     [1,000]


T        = [  1,047] - 1   T            = [1,415] .20 - 1    T   = [2,338].1 - 1
           ---------                      -------                  -------
           [1,000]                        [1,000]                  [1,000]


T        = 4.70%           T             = 7.19%          T         = 8.86%
*The Fund's National Series commenced operations on 4/2/84

                                                                EXHIBIT 16


Lord Abbett Tax-Free Income Fund, Inc.
         (Missouri Series)
Post Effective Amendment No. 24 on Form N-1A


Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions:


                                     PERIOD ENDING SEPTEMBER 30, 1995


                  1 YEAR                                      LIFE OF FUND*


                  $1,050                                      $1,331

                  P = 1,000                                   P= 1,000

                  N = 1                                       N= 4.33

                  ERV =     1,050                             ERV = 1,331


                                      T = Average annual total return

         1,000 (1+T)  = 1,050                 1,000 (1+T)4.33     = 1,331


         (1+T)         =   1,050              (1+T)4.33            = 1,331
                         -------                                     -----
                           1,000                                      1,000

        1+T           =   1,050                  1+T            =  1,331].2308
                         -------                                   ------
                          1,000                                   [1,000]


            T          = [ 1,050] - 1         T                = [1,331] .2308-1
                         --------                                 -------
                          [1,000]                                [1,000]


            T         =  5.00%                T                = 6.82 %

*The Fund's Missouri Series commenced operations on 5/31/91

                                                                 EXHIBIT 16


Lord Abbett Tax-Free Income Fund, Inc.
         (Connecticut Series)
Post Effective Amendment No. 24 on Form N-1A


Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions:


                        PERIOD ENDING SEPTEMBER 30, 1995

                              P(1+T)N = ERV, where

                  1 YEAR                                    LIFE OF FUND*


                  $1,053                                    $1,353

                  P = 1,000                              P = 1,000

                  N = 1                                  N = 4.5

                  ERV = 1,053                            ERV = 1,353

                         T = Average annual total return


         1,000 (1+T) =  1,053                        1,000 (1+T) 4.5   = 1,353


         (1+T)         =   1,053                       (1+T)4.5        = 1,353
                         -------                                         -----
                           1,000                                         1,000


         1+T           =   1,053                      1+T     = [1,353] .222- 1
                         -------                                -------
                          1,000                                 [1,000]


         T             = [  1,053] - 1              T          = [1,353] .222- 1
                         ---------                               -------
                         [1,000]                                 [1,000]


         T             = 5.30%                     T             = 6.95%


   *The Fund's Connecticut Series commenced operations on 4/1/91

                                                                 EXHIBIT 16


Lord Abbett Tax-Free Income Fund, Inc.
         (Washington Series)
Post Effective Amendment No. 24 on Form N-1A

Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions:

                        PERIOD ENDING SEPTEMBER 30, 1995


                  1 YEAR                                      LIFE OF FUND*


                  $1,051                                      $1,218

                  P = 1,000                                   P= 1,000

                  N = 1                                       N= 3.46

                  ERV =     1,051                             ERV = 1,218


                         T = Average annual total return

         1,000 (1+T) = 1,051                      1,000 (1+T)3.46     = 1,218


         (1+T)           = 1,051                (1+T)3.46         = 1,218
                           -----                                    -----
                            1,000                                  1,000


         1+T             = 1,051             1+T               = [1,218].2888
                           -----                                 -------
                            1,000                                [1,000]


         T               = [1,051] - 1      T                 = [1,218] .2888- 1
                           -------                              -------
                             [1,000]                            [1,000]

       T                = 5.10%                    T                 = 5.86%


The Fund's Washington Series commenced operations on 4/15/92.

                                                                 EXHIBIT 16

Lord Abbett Tax-Free Income Fund, Inc.
         (Hawaii Series)
Post Effective Amendment No. 24 on Form N-1A


Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions:


                        PERIOD ENDING SEPTEMBER 30, 1995

                              P(1+T)N = ERV, where


                  1 YEAR                                      LIFE OF FUND*


                  $1,050                                      $1,254

                  P = 1,000                                   P= 1,000

                  N =  1                                      N= 3.929

                  ERV =     1,050                             ERV = 1,254


                         T = Average annual total return

         1,000 (1+T)=  1,050                         1,000 (1+T)3.929  = 1,254


         (1+T)         =  1,050                        (1+T)3.929      = 1,254
                         ------                                          -----
                           1,000                                          1,000


         1+T           =  1,050                    1+T           = [1,254].2545
                         ------                                    -------
                          1,000                                    [1,000]


         T             = [ 1,050] - 1             T           = [1,254] .2545- 1
                         -------                                -------
                          [1,000]                               [1,000]


         T             = 5.00%                    T           = 5.93%


*The Fund's Hawaii Series commenced operations on 10/28/91

                                                                EXHIBIT 16


Lord Abbett Tax-Free Income Fund, Inc.
         (New York Series)
Post Effective Amendment No. 24 on Form N-1A


Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions:


                        PERIOD ENDING SEPTEMBER 30, 1995

                              P(1+T)N = ERV, where

1 YEAR                              5 YEARS                   10 YEARS
------            ----------------------------------------------------

$1,039                              $1,402                     $2,250

P = 1,000                           P = 1,000               P = 1,000

N = 1                               N = 5                   N = 10

ERV = 1,039                         ERV = 1,402            ERV = 2,250


                         T = Average annual total return



1,000 (1+T) = 1,039          1,000 (1+T)5   = 1,402       1,000 (1+T)10 = 2,250

(1+T)     =  1,039          (1+T)5= 1,402                 (1+T)10     = 2,250
            ------                  -----                               -----
             1,000                  1,000                               1,000

1+T       =  1,039          1+T       = [1,402].2         1+T       = [2,250].1
            ------                      -------                       -------
             1,000                      [1,000]                       [1,000]


    T     = [1,039]- 1       T      = [1,402].2 - 1       T     = [2,250] .1- 1
            ------                    -------                     -------
            [1,000]                   [1,000]                     [1,000]

    T        = 3.90%         T      = 6.99%             T             = 8.45%




*The Fund's New York Series commenced operations on 4/2/84

                                                               EXHIBIT 16


Lord Abbett Tax-Free Income Fund, Inc.
         (New Jersey Series)
Post Effective Amendment No. 24 on Form N-1A


Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions:


                        PERIOD ENDING SEPTEMBER 30, 1995

                              P(1+T)N = ERV, where

         1 YEAR                                      LIFE OF FUND*


         $1,046                                      $1,410

         P = 1,000                                   P= 1,000

         N = 1                                       N= 4.745

         ERV = 1,046                                 ERV = 1,410


                         T = Average annual total return


         1,000 (1+T)  =  1,046                       1,000 (1+T) 4.745 = 1,410


         (1+T)           =   1,046                   (1+T) 4.745        = 1,410
                            ------                                        -----
                            1,000                                         1,000


         1+T             =   1,046                     1+T    = [1,410] .2108- 1
                           -------                               ------
                            1,000                               [1,000]


         T               =   [ 1,046] - 1          T           = [1,410].2108 -1
                           ----------                            -------
                             [1,000]                            [1,000]

         T               =  4.60%                  T           =  7.51%


   *The Fund's New Jersey Series commenced operations on 1/2/91

                                                                  EXHIBIT 16


Lord Abbett Tax-Free Income Fund, Inc.
         (Texas Series)
Post Effective Amendment No. 24 on Form N-1A


Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions:


                        PERIOD ENDING SEPTEMBER 30, 1995

                              P(1+T)N = ERV, where

         1 YEAR                 5 YEARS                    LIFE OF FUND*


         $ 1,058                $1,454                              $1,867

         P = 1,000           P = 1,000                           P = 1,000

         N = 1               N = 5                               N = 7.7

         ERV = 1,058       ERV = 1,454                         ERV = 1,867


                         T = Average annual total return


1,000 (1+T) = 1,058       1,000 (1+T)5     = 1,454   1,000 (1+T)8.701 = 1,867


(1+T)    =   1,058       (1+T)5      =  1,454          (1+T) 8.701  = 1,867
           ---------                    -----                         -----
           1,000                        1,000                         1,000


1+T      =   1,058        1+T= [1,454].20              1+T  =  [1,867].1149
           -------              ------                         --------
           1,000               [1,000]                        [1,000]



T        = [1,058] - 1     T       = [1,454].20 - 1     T   = [1,867].1149 -1
           -------                   -------                   -------
            1,000                     1,000                    [1,000]


T =  5.80%                          T       =  7.77%          T   =  7.44%


*The Fund's Texas Series commenced operations on 1/20/87

                                                              EXHIBIT 16


Lord Abbett Tax-Free Income Fund, Inc.
         (Minnesota)
Post Effective Amendment No. 24 on Form N-1A


Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions:


                        PERIOD ENDING SEPTEMBER 30, 1995

                              P(1+T)N = ERV, where
LIFE OF FUND

$1,049

P = 1,000

N =

ERV = 1049


                         T = Average annual total return



1,000 (1+T) = 1,049

(1+T)     =  1,049
             1,000

1+T       =  1,049

    T     = [1,049]- 1
            [1,000]

    T     =   4.90%




*The Fund's Minnesota Series commenced operations on 12/27/94

                                                                   EXHIBIT 16



Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Tax-Free Income Fund, National Series Post-Effective Amendment No. 24 on Form N-1A



                                  YIELD FORMULA

                                 For the 30 Days
                            ENDED SEPTEMBER 30, 1995

                         YIELD = 2[ (A-B +1)6-1] = 5.04%
                                       cd


Where: a = Fund dividends and interest earned during the period in the amount of
     $3,305,141

b = Fund expenses accrued for the period (net of reimbursements) in the amount of $452,963

c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were 59,403,037

d = the maximum offering price per Fund share on the last day of the period was $11.55



                              TAX EQUIVALENT YIELD

                   1 - .36 (Tax rate used) - .64

                  5.04% divided by .64  = 7.88% Tax Equivalent Yield

                                                                  EXHIBIT 16



Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Tax-Free Income Fund, Inc., New York Series Post-Effective Amendment No. 24 on Form N-1A



                                  YIELD FORMULA

                                 For the 30 Days
                            ENDED SEPTEMBER 30, 1995

                         YIELD = 2[ (A-B +1)6-1] = 4.72%
                                       cd


Where: a = Fund dividends and interest earned during the period in the amount of
     $1,532,925

b = Fund expenses accrued for the period (net of reimbursements) in the amount of $172,249

c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were 30,637,650

d = the maximum offering price per Fund share on the last day of the period was $11.39



                              TAX EQUIVALENT YIELD

                   1 - .4080 (Tax rate used) - .5920

                  4.72% divided by .5920 = 7.97% Tax Equivalent Yield

                                                                  EXHIBIT 16



Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Tax-Free Income Fund, Inc., Texas Series Post-Effective Amendment No. 24 on Form N-1A



                                  YIELD FORMULA

                                 For the 30 Days
                            ENDED SEPTEMBER 30, 1995

                         YIELD = 2[ (A-B +1)6-1] = 4.76%
                                       cd


Where: a = Fund dividends and interest earned during the period in the amount of
     $476,695

b = Fund expenses accrued for the period (net of reimbursements) in the amount of $59,941

c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were 10,040,656

d = the maximum offering price per Fund share on the last day of the period was $10.56



                              TAX EQUIVALENT YIELD

                   1 - .36 (Tax rate used) - .64

                  4.76% divided by .64 = 7.44% Tax Equivalent Yield

                                                                    EXHIBIT 16



Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Tax-Free Income Fund, Inc., New Jersey Series Post-Effective Amendment No. 24 on Form N-1A



                                  YIELD FORMULA

                                 For the 30 Days
                            ENDED SEPTEMBER 30, 1995

                         YIELD = 2[ (A-B +1)6-1] = 4.78%
                                                            cd


Where: a = Fund dividends and interest earned during the period in the amount of
     $905,028

b = Fund expenses accrued for the period (net of reimbursements) in the amount of $112,466

c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were 37,191,511

d = the maximum offering price per Fund share on the last day of the period was $5.40



                              TAX EQUIVALENT YIELD

                   1 - .4021 (Tax rate used) - .5979

                  4.78% divided by .5979 = 7.99% Tax Equivalent Yield

                                                                EXHIBIT 16



Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Tax-Free Income Fund, Inc., Connecticut Series Post-Effective Amendment No. 24 on Form N-1A



                                  YIELD FORMULA

                                 For the 30 Days
                            ENDED SEPTEMBER 30, 1995

                         YIELD = 2[ (A-B +1)6-1] = 5.15%
                                                               cd


Where: a = Fund dividends and interest earned during the period in the amount of
     $537,289

b = Fund expenses accrued for the period (net of reimbursements) in the amount of $31,547

c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were 11,220,600

d = the maximum offering price per Fund share on the last day of the period was $10.62



                              TAX EQUIVALENT YIELD

                   1 - .3888 (Tax rate used) - .6112

                  5.15% divided by 6112. = 8.43% Tax Equivalent Yield

                                                                  EXHIBIT 16



Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Tax-Free Income Fund, Inc., Washington Series Post-Effective Amendment No. 24 on Form N-1A



                                  YIELD FORMULA

                                 For the 30 Days
                            ENDED SEPTEMBER 30, 1995

                         YIELD = 2[ (A-B +1)6-1] = 5.07%
                                       cd


Where: a = Fund dividends and interest earned during the period in the amount of
     $359,157

b = Fund expenses accrued for the period (net of reimbursements) in the amount of $32,644

c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were 15,163,545

d = the maximum offering price per Fund share on the last day of the period was $5.15



                              TAX EQUIVALENT YIELD

                   1 - .36 (Tax rate used) - .64

                  5.07% divided by .64 = 7.92% Tax Equivalent Yield

                                                              EXHIBIT 16



Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Tax-Free Income Fund, Inc., Hawaii Series Post-Effective Amendment No. 24 on Form N-1A



                                  YIELD FORMULA

                                 For the 30 Days
                            ENDED SEPTEMBER 30, 1995

                         YIELD = 2[ (A-B +1)6-1] = 4.80%
                                       cd


Where: a = Fund dividends and interest earned during the period in the amount of
     $398,773

b = Fund expenses accrued for the period (net of reimbursements) in the amount of $40,238

c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were 17,576,093

d = the maximum offering price per Fund share on the last day of the period was $5.15



                              TAX EQUIVALENT YIELD

                   1 - .4240 (Tax rate used) - .5760

                  4.80% divided by .5760 = 8.33% Tax Equivalent Yield

                                                           EXHIBIT 16



Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Tax-Free Income Fund, Inc., Missouri Series Post-Effective Amendment No. 24 on Form N-1A



                                  YIELD FORMULA

                                 For the 30 Days
                            ENDED SEPTEMBER 30, 1995

                         YIELD = 2[ (A-B +1)6-1] = 4.83%
                                       cd


Where: a = Fund dividends and interest earned during the period in the amount of
     $636,154

b = Fund expenses accrued for the period (net of reimbursements) in the amount of $83,017

c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were 26,039,951

d = the maximum offering price per Fund share on the last day of the period was $5.33



                              TAX EQUIVALENT YIELD

                   1 - .3850 (Tax rate used) - .615

                  4.83% divided by .615 = 7.85% Tax Equivalent Yield

                                                                 EXHIBIT 16



Calculation of yield  appearing in the Statement of Additional  Information  for
Lord  Abbett  Tax-Free  Income  Fund,  Inc.,  Minnesota  Series   Post-Effective
Amendment No. 24 on Form N-1A



                                  YIELD FORMULA

                                 For the 30 Days
                            ENDED SEPTEMBER 30, 1995

                         YIELD = 2[ (A-B +1)6-1] = 4.72%
                                       cd


Where: a = Fund dividends and interest earned during the period in the amount of
     $15,647

b = Fund expenses accrued for the period (net of reimbursements) in the amount of $0

c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were 763,658

d = the maximum offering price per Fund share on the last day of the period was $5.26



                              TAX EQUIVALENT YIELD

                   1 - .4144(Tax rate used) - .5856

                  4.72% divided by .5856 = 8.06% Tax Equivalent Yield